UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23802

Destiny Tech100 Inc.

(Exact name of registrant as specified in charter)

1401 Lavaca Street, #144

Austin, TX 78701

(Address of principal executive offices) (Zip code)

Sohail Prasad

c/o Destiny Tech100 Inc.

1401 Lavaca Street, #144

Austin, TX 78701

(Name and address of agent for service)

(415) 639-9966

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

D/XYZ

DESTINY TECH100 INC

ANNUAL SHAREHOLDER REPORT

DECEMBER 31, 2024

This annual shareholder report contains important information about Destiny Tech100 Inc. for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at d.xyz. You can also request this information by contacting us at 415-639-9966 or ir@destiny.xyz

Table of Contents

Manager’s Commentary (Unaudited)	2
Performance and Graphical Illustrations (Unaudited)	3
Schedule of Investments	4
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Statement of Cash Flows	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	26
Additional Information (Unaudited)	27
Privacy Policy (Unaudited)	29
Directors and Officers (Unaudited)	31

Destiny Tech100 Inc.

Manager’s Commentary (Unaudited)
As of December 31, 2024

Dear Shareholders:

For the 12 months ended December 31, 2024, the investments held by Destiny Tech100 (the “Fund”) generated a return of 33.12%. This compares to a 28.64% return for the Nasdaq Composite, a benchmark, over the same period1.

Last year, we noted that pricing in private markets for late-stage tech companies mirrored movement in public markets—only it did so with a lag. The public equity rebound in 2023, marked by a 43% rise in the Nasdaq, is now increasingly reflected in secondary markets as pricing has become more efficient. Liquidity constraints that previously suppressed secondary activity have eased, with bid-ask spreads on the Forge Global marketplace tightening to 6.5% in December 2024, down from 11.4% in December 2023 and a five-year average of 11.1%2. Recent data from Zanbato, another marketplace, shows the average implied price per share of issuers on the platform at a 4% discount to their last round of financing, the lowest this figure has been in 2 years3.

A number of our portfolio companies achieved significant milestones this year. Klarna Bank and Chime Financial filed confidentially for IPOs in the United States, targeting public debuts in 2025. Revolut, SpaceX, and OpenAI, the latter two of which we have exposure to through single-security special purpose vehicles that we acquired, announced significantly accretive secondary share sales, representing an average markup of 49% relative to the last primary round of financing or last publicly reported tender price4. Boom Supersonic and SpaceX made critical advances, with iterative flights of the XB-1 aircraft and Starship rocket demonstrating the viability of supersonic flight and fully reusable launch systems. These developments reinforce an important element of our strategy: backing companies that are not only ambitious but also executing at the highest level.

On March 26, 2024, Destiny Tech100 met a major milestone of its own, listing on the New York Stock Exchange under the ticker “DXYZ.” In April, we subsequently filed a shelf registration statement, which, upon effectiveness, will allow the Fund to raise additional capital.

This year’s accomplishments open new possibilities for us, and we are focused on putting them to work. We appreciate your trust and partnership as we build on this momentum.

Sincerely,

Sohail Prasad

1	Refinitiv equity data, 2023 and 2024 Destiny Tech100 Inc. Annual Reports. Past performance is no guarantee of future results

2	Forge Global January 2025 Private Market Update: A Tale of Two Cities

3	ZXData Monthly Movers December 2024 Report

4	Internal analysis based on Pitchbook data, Bloomberg News and Reuters reporting

Destiny Tech100 Inc.

Performance and Graphical Illustrations
December 31, 2024 (Unaudited)

The Fund’s performance figures* for the period ended December 31, 2024 compared to its benchmark:

Fund/Index	One-Year	Annualized Since Inception (a)
Destiny Tech100 Inc. - NAV	33.12%	(6.70)%
Fund Benchmark
NASDAQ Composite Index (b)	28.64%	29.50%

Comparison of Change in Value of 10,000 Initial Investment

*

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the sale of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the net asset value or “NAV” on December 31, 2024.

(a)	The Fund commenced operations on May 12, 2022. The performance is based on average annual returns.

(b)

The Nasdaq Composite Index is a market cap-weighted index, simply representing the value of all its listed stocks. The set of eligible securities includes common stocks, ordinary shares, and common equivalents such as ADRs. However, convertible debentures, warrants, Nasdaq-listed closed-end funds, exchange traded funds (ETFs), preferred stocks, and other derivative securities are excluded.

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

Destiny Tech100 Inc.

Schedule of Investments
As of December 31, 2024

Shares/ Principal Amount	Security	Acquisition Date	Cost	Fair Value
	Common Stocks at fair value 2.62%
	Mobile Commerce 2.62%
44,181	Maplebear, Inc. (a)	09/27/23	$6,419,399	$1,829,977
	Total Common Stocks		6,419,399	1,829,977

	Private Investments, at fair value 96.45%
	Common Stocks 18.03%
	Education Services 2.27%
106,136	ClassDojo, Inc. (a)(b)(c)	11/19/21	3,000,018	1,592,040

	Enterprise Software 1.61%
88,885	Automation Anywhere, Inc. (a)(b)(c)	12/30/21	2,609,219	409,760
110,234	SuperHuman Labs, Inc. (a)(b)(c)	06/25/21	2,999,996	722,033
			5,609,215	1,131,793
	Financial Technology 13.68%
90,952	CElegans Labs, Inc. (a)(b)(c)	11/23/21	2,999,977	1,251,500
3,077	Klarna Bank AB (a)(b)(c)	03/16/22	4,657,660	1,421,112
55,555	Public Holdings, Inc. (a)(b)(c)	07/22/21	999,990	260,553
8,200	Revolut Group Holdings Ltd. (a)(b)(c)	12/08/21	5,275,185	6,645,280
			13,932,812	9,578,445
	Social Media 0.35%
1,069	Discord, Inc. (a)(b)(c)	03/01/22	724,942	244,438

	Supply Chain/Logistics 0.10%
26,000	Flexport, Inc. (a)(b)(c)	03/29/22	520,000	72,800
	Total Common Stocks		23,786,987	12,619,516

	Convertible Notes 1.36%
	Aviation/Aerospace 1.36%
$2,000,000	Boom Technology, Inc., 5.00% 12/31/2030 (b)(c)(d)	02/18/22	2,000,000	950,000
	Total Convertible Notes		2,000,000	950,000

	Preferred Stocks 9.95%
	Aviation/Aerospace 6.51%
8,879	Axiom Space, Inc. Series C Preferred Stock (a)(b)(c)	01/18/23	1,499,929	1,331,850
21,517	Axiom Space, Inc. Series C-1 Preferred Stock (a)(b)(c)	12/22/21	3,179,754	3,227,550
			4,679,683	4,559,400
	Financial Technology 2.81%
60,250	Chime Financial Inc. - Series A Preferred Stock (a)(b)(c)	12/30/21	5,150,748	1,525,530
176,886	Jeeves, Inc. - Series C Preferred Stock (a)(b)(c)	04/05/22	749,997	449,290
			5,900,745	1,974,820
	Food Products 0.20%
52,000	Impossible Foods, Inc. - Series A Preferred Stock (a)(b)(c)	06/17/22	1,272,986	146,640

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Schedule of Investments
As of December 31, 2024 (continued)

Shares/ Principal Amount	Security	Acquisition Date	Cost	Fair Value
	Social Media 0.43%
1,311	Discord, Inc. - Series G Preferred Stock (a)(b)(c)	03/01/22	$889,055	$299,773
	Total Preferred Stocks		12,742,469	6,980,633

Units
	Special Purpose Vehicles 67.12%
	Artificial Intelligence 4.41%
11,236	DXYZ OAI I LLC (economic exposure to OpenAI Global LLC, Profit Participation Units) (a)(b)(c)(g)	12/18/23	2,010,008	3,089,900

	Aviation/Aerospace 54.40%
9,100	Celadon Technology Fund VIII, LLC - Series B (economic exposure to Space Exploration Technologies Corp., Common Stock) (a)(b)(c)(g)	06/09/22	618,618	1,831,830
135,135	DXYZ SpaceX I LLC (economic exposure to Space Exploration Technologies Corp., 99% Class A Common Stock and 1% Series J Preferred Stock) (a)(b)(c)(g)	06/27/22	10,009,990	27,202,676
42,857	MWAM VC SpaceX-II, LLC (economic exposure to Space Exploration Technologies Corp., 55% Class A Common Stock and 45% Class C Common Stock) (a)(b)(c)(g)	06/08/22	3,419,945	8,094,402
63,846	MW LSV Relativity Space, LLC (invested in Relativity Space, Inc., Common Stock) (a)(b)(c)(f)	12/28/21	1,659,996	973,652
			15,708,549	38,102,560
	Financial Technology 4.77%
49,075	Fund FG-RTA, a series of Forge Investments LLC (economic exposure to Stripe, Inc., Common Stock) (a)(b)(c)(e)	01/10/22	3,478,813	1,711,736
1,540	Fund FG-TQY, a series of Forge Investments LLC (economic exposure to Plaid, Inc., Common Stock) (a)(b)(c)(e)	02/15/22	1,110,340	308,000
N/A	G Squared Special Situations Fund, LLC - Series H-1 (invested in Brex, Inc., Common Stock) (a)(b)(c)(f)	03/02/22	4,130,298	1,324,477
N/A	Rhenium Bolt 2021, LLC (a)(b)(c)(h)	03/08/22	1,916,383	—
			10,635,834	3,344,213
	Food Products 0.33%
N/A	Khosla Ventures IFSPV II, LLC (invested in Impossible Foods, Inc., Series H Preferred Stock) (a)(b)(c)(f)	11/04/21	2,098,940	233,444

	Gaming/Entertainment 3.20%
4,946	MWLSV Epic Games-II, LLC (invested in Epic Games, Inc., Common Stock) (a)(b)(c)(f)	12/31/21	6,998,590	2,244,445
	Total Special Purpose Vehicles		37,451,921	47,014,562

	Total Private Investments			$67,564,711

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Schedule of Investments
As of December 31, 2024 (continued)

Shares	Security	Acquisition Date	Cost	Fair Value
	Short-Term Investments 2.16%
	Money Market 2.16%
1,510,377	First American Treasury Obligations, Class X, 4.40% (i)	05/08/23	$1,510,377	$1,510,377
	Total Short-Term Investments		1,510,377	1,510,377

	Total Investments, at fair value — 101.22% (Cost $83,911,153)			$70,905,065
	Other Assets Less Liabilities (1.22%)			(855,159)
	Net Assets - 100.00%			$70,049,906

	Securities by Country as a Percentage of Investments Fair Value
	United States 88.62%
	Common Stocks		$20,273,541	$6,383,101
	Convertible Notes		2,000,000	950,000
	Preferred Stocks		12,742,469	6,980,633
	Special Purpose Vehicles		37,451,921	47,014,562
	Money Market		1,510,377	1,510,377
	Total United States		$73,978,308	$62,838,673

	United Kingdom 11.38%
	Common Stocks		9,932,845	8,066,392
	Total United Kingdom		$9,932,845	$8,066,392

(a)	Non-income producing security.

(b)	Level 3 securities fair valued using significant unobservable inputs.

(c)	Restricted investments as to resale.

(d)	PIK interest is included in the fair value of the investment.

(e)

Investment is a Special Purpose Vehicle (“SPV”) that holds multiple forward agreements that represent common shares of the indicated portfolio company. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The aggregate total of the forward contracts for each SPV represents less than 5% of Fund’s net assets.

(f)

The Fund has a direct investment in an SPV which has invested in an underlying portfolio company. The number of units presented, if applicable, are the units in the SPV owned by the Fund, which represents the equivalent number of securities of the underlying portfolio company for which the investment has economic exposure.

(g)

The Fund has a direct investment in an SPV which has economic exposure to an underlying portfolio company. The number of units presented, if applicable, are the units in the SPV owned by the Fund, which represents the equivalent number of securities of the underlying portfolio company for which the investment has economic exposure. The SPV has invested through one or more underlying SPVs.

(h)	During the year ended December 31, 2024 the SPV disposed of the underlying asset. As of December 31, 2024, the SPV does not hold any underlying assets.

(i)	Rate disclosed is the seven-day effective yield as of December 31, 2024.

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statement of Assets and Liabilities
As of December 31, 2024

Assets
Investments, at fair value (Cost – $83,911,153)	$70,905,065
Prepaid expense	149,340
Deferred Offering Cost (see Note 2)	347,565
Other receivable	8,372
Total Assets	71,410,342

Liabilities
Management fees payable	779,023
Professional fees payable	281,387
Valuation fees payable	187,754
Due to Organizer (see Note 5)	59,852
Fund administration fees payable	30,088
Transfer agent fees payable	5,752
Custody fees payable	2,580
Other fees payable	14,000
Total Liabilities	1,360,436
Commitments and contingencies (Note 6)
Net Assets	$70,049,906

Net Assets Consist Of:
Paid-in-capital (500,000,000 shares authorized, $0.00001 par value)	82,231,321
Total accumulated deficit	(12,181,415)
Net Assets applicable to Common Shareholders	$70,049,906

Net Asset Value Per Share
Net Assets applicable to Common Shareholders	$70,049,906
Common Shares of beneficial interest outstanding, at $0.00001 par value; 500,000,000 shares authorized, 10,879,905 shares issued and outstanding	10,879,905
Net Asset Value Per Share applicable to Common Shareholders	$6.44

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statement of Operations
For the Year Ended December 31, 2024

Investment Income
Interest income(1)	$(192,382)
Dividend income	179,676
Total Investment Income/(Loss)	(12,706)

Expenses
Management fees (see Note 5)	1,553,539
Legal fees	634,338
Audit and tax fees	341,750
Pricing fees	332,867
Board of Directors fees	280,220
Chief compliance and principal financial officer fees	135,744
Fund administration fees	123,801
Transfer agent fees	19,227
Custody fees	6,549
Other expenses	237,414
Total Expenses	3,665,449

Net Investment Loss	(3,678,155)

Realized Gain/(Loss) on Investments
Net realized gain/(loss) on investments	8

Change in Unrealized Appreciation/(Depreciation) on Investments
Net change in unrealized fair value on investments	21,104,520

Net Realized and Unrealized Gain/(Loss)	21,104,528

Net Increase in Net Assets from Operations	$17,426,373

(1)	Amount is negative due to write off of interest receivable from Boom Technology.

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
Operations
Net investment gain/(loss)	$(3,678,155)	$(2,852,391)
Net realized gain/(loss) on investments	8	—
Net change in unrealized fair value on investments	21,104,520	(4,859,940)
Net change in unrealized fair value of warrants (see Note 4)	—	3,571,824
Increase/(decrease) in net assets resulting from operations	17,426,373	(4,140,507)

Total increase/(decrease) in net assets	17,426,373	(4,140,507)

Net Assets
Beginning of period	52,623,533	56,764,040
End of period	$70,049,906	$52,623,533

Capital Share Activity
Net increase/(decrease) in shares outstanding	—	—
Shares outstanding, beginning of period	10,879,905	10,879,905
Shares outstanding, end of period	10,879,905	10,879,905

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statement of Cash Flows
For the Year Ended December 31, 2024

Cash Flows from Operating Activities
Net increase in net assets from operations	$17,426,373
Adjustments to reconcile net gain to net cash provided by operating activities:
Change in realized (gain)/loss on investments	(8)
Net change in unrealized fair value on investments	(21,104,520)
Purchase of investments	(254,950)
Sale of investments	3,662,050
Changes in operating assets and liabilities:
Increase in management fee payable	335,710
Increase in valuation fee payable	85,157
Increase in professional fees payable	59,637
Increase in fund administration fees payable	30,088
Increase in custody fees payable	2,580
Increase in transfer agent fees payable	5,752
Increase in other fees payable	9,000
Increase in other receivable	(8,372)
Decrease in interest receivable	192,382
Increase in prepaid expenses	(87,399)
Decrease in amounts due to Organizer	(5,915)
Net cash provided by operating activities	347,565

Cash used in investing activities	—

Cash Flows from Financing Activities
Deferred offering costs paid	(347,565)
Net cash used in financing activities	(347,565)

Net Decrease in cash	—
Cash, beginning of period	—

Cash, end of period	$—

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Financial Highlights

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022(1)(2)
Net Asset Value, Beginning of Period	$4.84	$5.22	$(1.60)

Income from Investment Operations
Net investment income/(loss)(3)	(0.34)	(0.26)	(0.27)
Net realized gain/(loss) on investments	—	—	2.33
Net change in unrealized fair value on investments	1.94	(0.44)	(2.61)
Change in unrealized fair value of warrants (see Note 4)	—	0.32	0.13
Change in unrealized fair value on SAFE note liabilities	—	—	0.06
Total net change income/(loss) from investment operations and recognition of conversion of SAFE note liabilities to Common Shares	1.60	(0.38)	(0.36)

Distributions to Shareholders
From net investment income	—	—	—
From return of capital	—	—	—
Total distributions	—	—	—
Effect of shares issued from SAFE note conversion to Common Shares	—	—	7.18
Increase/(Decrease) in Net Asset Value	1.60	(0.38)	6.82
Net Asset Value, End of Period	$6.44	$4.84	$5.22

Total Return on Net Asset Value (4)	33.12%	(7.29)%	426.08	%(5)
Total Return on Market Value (6)	613.45%	—	—

Supplemental Data and Ratios
Net assets attributable to common shares, end of period (000s)	$70,050	$52,624	$56,764
Ratio of expenses to average net assets (7)	6.28%	5.92%	5.13%
Ratio of net investment income to average net assets (7)	(6.31)%	(5.25)%	(4.82)%
Portfolio turnover rate (8)	0.00%	0.09%	0.24%

(1)

The Fund commenced operations on January 25, 2021. For the period from January 25, 2021 to May 11, 2022, the Organizer was the sole owner of the Fund’s shares of common stock of 2,500,000 shares. Financial Highlights were not presented for the Fund for the 2021 period.

(2)

On May 11, 2022, each SAFE holder received from the Fund a number of shares of common stock equal to the total amount invested by such investor in the private offering divided by $10.00. Following the SAFE Conversion and the reverse stock split, the Fund has 10,879,905 shares of common stock issues and outstanding.

(3)	Calculated using the average shares method.

(4)	Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares. Returns for period less than a year are not annualized.

(5)

Total return has been calculated using the absolute value of the initial Net Asset Value due to a negative Net Asset Value as of January 1, 2022. The total return for the fund has been calculated for shareholders owning shares for the entire period and does not represent the return for holders of SAFE notes that converted to common stock during the year ended December 31, 2022.

(6)	The fund held their initial public offering on March 26, 2024 at $4.84 per share. Total Return on Market Value is based on the period of March 26, 2024 to December 31, 2024.

(7)	Annualized ratios do not include expenses of underlying private investments in which the Fund invests.

(8)

Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value for the periods reported. Ratio is not annualized.

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Notes to Financial Statements
December 31, 2024

(1)    Organization

Destiny Tech100 Inc. (the “Fund”) was formed on November 18, 2020, as a Maryland corporation and commenced operations on January 25, 2021. On May 13, 2022, the Fund registered with the Securities and Exchange Commission (“SEC”) as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a non-diversified, closed-end management investment company. The Fund’s shares began trading on the New York Stock Exchange (“NYSE”) on March 26, 2024 under the ticker symbol “DXYZ”.

Destiny Advisors LLC, a Delaware limited liability company (the “Adviser”), serves as the investment adviser to the Fund. The Adviser is responsible for the overall management and affairs of the Fund and has full discretion to invest the assets of the Fund in a manner consistent with the Fund’s investment objective.

The Fund’s investment objective is to maximize the portfolio’s total return, principally by seeking capital gains on equity and equity-related investments. Under normal market conditions, the Fund will invest at least 80% of its total assets in equity and equity-linked securities either directly or through SPVs, of companies principally engaged in the technology sector. Equity-linked securities mean any debt or equity securities that are convertible, exercisable or exchangeable for equity securities of the issuer, or that provide the Fund with economic exposure to the equity securities of such issuer. The Fund will invest principally in the equity and equity-linked securities of what it believes to be rapidly growing venture-capital-backed emerging companies, located primarily in the United States. The Fund may also invest on an opportunistic basis in select U.S. publicly traded equity securities or certain non-U.S. companies that otherwise meet its investment criteria. The Fund concentrates its investments in companies operating in one or more industries within the technology group of industries. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. We intend to be treated, and intend to qualify annually, as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), beginning with the taxable year ended December 31, 2023. No assurance can be provided that we will qualify as a RIC for any taxable year.

The Adviser is a wholly-owned subsidiary of Destiny XYZ Inc. (the “Organizer”). The Organizer manages and controls the Adviser.

The Fund’s board of directors (the “Board”) has overall responsibility for monitoring and overseeing the Fund’s operations and investment program. A majority of the directors of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

(2)    Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. All accounts are stated in U.S. dollars unless otherwise noted. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

(a)    Investments

Investments in securities may include private investments vehicles formed to invest in a particular portfolio company that rely on an exemption from the Investment Company Act pursuant to section 3(c)(1) or section 3(c)(7) ("special purpose vehicles" or "SPVs"). These investments are recorded on the trade date, the date on which the Fund agrees to purchase or sell the securities.

The Fund may invest in SPVs that hold forward contracts. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. The Fund does not have information as to the identities of the shareholders; however, counterparty risk is mitigated by the fact that there is not a single counterparty on the opposite side of the forward contracts.

The Fund may invest in “forward contracts” that involve shareholders (each a “counterparty”) of a potential portfolio company whereby such counterparties promise future delivery of such securities upon transferability or other removal of restrictions. This may involve counterparty promises of future performance, including among other things transferring shares to us in the future, paying costs and fees associated with maintaining and transferring the shares, not transferring or encumbering their

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2024

shares, and participating in further acts required of shareholders by the counterparty and their agreement with us. Should counterparties breach their agreement inadvertently, by operation of law, intentionally, or fraudulently, it could affect the Fund’s performance. The Fund’s ability and right to enforce transfer and payment obligations, and other obligations, against counterparties could be limited by acts of fraud or breach on the part of counterparties, operation of law, or actions of third parties. Measures the Fund takes to mitigate these risks, including powers of attorney, specific performance and damages provisions, any insurance policy, and legal enforcement steps, may prove ineffective, unenforceable, or economically impractical to enact. As of December 31, 2024, the Fund did not have insurance policies related to its investments in forward contracts.

The organizer of each SPV holding forward contracts may carry an insurance policy at their own expense to protect the SPV against certain insured risks with respect to the forward purchase contracts. Insured risks include (i) an intentional attempt by a shareholder to deceive the organizer or the SPV or a failure to honor an obligation under, or refusal to settle, an obligation to the SPV; (ii) certain events of bankruptcy; and (iii) in the case of death of a shareholder, the refusal of the shareholder’s heirs, beneficiary, or estate to honor the obligation.

In cases where the Fund purchases a forward contract through a secondary marketplace or SPV, it may have no direct relationship with, or right to contact, enforce rights against, or obtain personal information or contact information concerning the counterparty. In such cases, the Fund will not be a direct beneficiary of the portfolio company’s securities or related instruments. Instead, it would rely on a third party to collect, settle, and enforce its rights with respect to the portfolio company’s securities. There is no guarantee that said party will be successful or effective in doing so.

Through its ownership of DXYZ OAI I LLC, the Fund holds economic exposure to Profit Participation Units (“PPUs”) in Open AI Global LLC, which are financial instruments that entitle the Fund to a contractual right to participate in the portfolio company’s future profits. The ownership of PPUs does not represent an equity ownership in the portfolio company. In addition, PPUs do not grant any voting rights or influence over portfolio company management.

Realized gains or losses on dispositions of investments represent the difference between the original cost of the investment, based on the specific identification method, and the proceeds received from the sale. The Fund applies a fair value accounting policy to its investments with changes in unrealized gains and losses recognized in the statement of operations as a component of net unrealized gain (loss).

(b)    SPV Presentation

The Fund has revised the presentation and disclosure of SPV investments in this annual shareholder report. In historical financial statements the Fund presented the underlying issuer and economic exposure of each SPV investment, with a tickmark explaining the SPV ownership structure on the schedule of investments. The presentation and disclosure of the SPVs in the current year financial statements has been revised to promote clarity in the Fund’s financial reporting. The Schedule of Investments in these financial statements reflects the name of the SPV in which each investment was made, along with the underlying issuer and economic exposure in parentheses. Accordingly, all corresponding notes and supporting disclosures have been updated to conform with the current presentation.

The Fund believes these revisions enhance transparency for financial statement users.

(c)    Income Taxes

The Fund intends to be treated as a RIC for U.S. federal income tax purposes, and intends to each year to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and realized gains each year. The Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended December 31) plus undistributed amounts from prior years.

The Fund has selected a tax year end of December 31.

There were no distributions for the period ended December 31, 2024.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2024

The Fund records uncertain tax positions in accordance with ASC 740 on the basis of a two-step process in which (1) it determines whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, it recognizes the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority. There were no material unrecognized tax benefits or unrecognized tax liabilities related to uncertain income tax positions as of and through December 31, 2024.

The Fund did not elect to be taxed as a RIC for the year ended, December 31, 2022, since the Fund operated privately for the first four months and, therefore, was ineligible to make the RIC election for the year ended December 31, 2022. The Fund elected to be treated as a RIC for the first time in its tax returns filed for the year ended December 31, 2023. The Fund has since identified a potential non-compliance issue with the 25% diversification test, as certain SPVs that have economic exposure to the securities of Space Exploration Technologies Corp. (“SpaceX”) comprised approximately 25.9% of total assets as of March 31, 2023.

Management, in consultation with its tax and legal advisors, has identified and will implement remediation measures to ensure compliance with the 25% diversification test under Section 851 of the Internal Revenue Code. These measures include considerations of raising additional capital and/or potential dispositions of certain investments to bring the Fund within the diversification threshold. Given these corrective actions, management believes that the Fund will be in compliance with the diversification requirements necessary to maintain its RIC status. Additionally, in the event of any ambiguity regarding qualification under the de minimis exception, the Fund may seek relief under the reasonable cause exception provided by the IRS.

If the Fund does not qualify for the de minimis exception within the applicable period (i.e. September 30, 2025), and cannot obtain relief under the reasonable cause exception, it would be taxed as a corporation. The financial impact of this classification cannot currently be estimated, as it would depend on available net operating loss carryovers and unrealized gains or losses at that date.

(d)    Cash and Cash Equivalents

Cash and cash equivalents include U.S. dollar deposits at bank accounts at amounts which may exceed insured limits. The Fund is subject to risk to the extent that the institutions may be unable to fulfill their obligations.

(e)    Income and Expenses

Interest income is recognized on an accrual basis as earned. Dividend income is recorded on the ex- dividend date. Expenses are recognized on an accrual basis as incurred.

The Fund incurred costs in connection with listing on NYSE and shelf registration statement. These costs were recorded as a deferred charge and will be charged to capital when shares are issued from the shelf registration. There were $347,565 of deferred offering costs accrued during the year, recognized as a Deferred Offering Cost on the Statement of Assets and Liabilities. Certain investments may have contractual payment-in-kind (“PIK”) interest. PIK represents accrued interest that is added to the principal of the investment on the respective interest payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest income. As of December 31, 2024, none of the Fund’s investments provide for contractual PIK interest.

(f)    Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Fund’s management to make estimates and assumptions that affect the amounts reported in the financial statements. Because of the uncertainties associated with estimation, actual results could differ from those estimates used in preparing the accompanying financial statements.

(g)    Concentrations of Credit Risk

Financial instruments which potentially expose the Fund to concentrations of credit risk consist of cash and cash equivalents. The Fund maintains its cash and cash equivalents in financial institutions at levels that have historically exceeded federally- insured limits.

(h)    Risks and Uncertainties

All investments are subject to certain risks. Changes in overall market movements, interest rates, or factors affecting a particular industry, can affect the ultimate value of the Fund’s investments. Investments are subject to a number of risks, including the risk that values will fluctuate as a result of changing expectations for the economy and individual investors.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2024

Liquidity and Valuation Risk - Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Adviser would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. Some SPVs in which the Fund invests may impose restrictions on when an investor may withdraw its investment or limit the amounts an investor may withdraw. To the extent that the Adviser seeks to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

A substantial portion of the Fund’s investments are illiquid, as determined by using the SEC standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Valuation risk is the risk that one or more of the securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult, in which case the Adviser’s judgment may play a greater role in the valuation process.

General SPV Risks

Our investments in SPVs will typically require us to bear a pro rata share of the vehicles’ expenses, including operating and offering related costs, which could result in higher expenses than if we invested in the single underlying portfolio company directly. Because SPVs are organized by managers unaffiliated with us and we will typically be one of many investors in the SPV, in purchasing an SPV interest, we entrust all aspects of the management of the SPV to its manager. SPVs are generally organized as limited liability companies, and to the extent an SPV is organized as a Delaware Series LLC, we would be subject to the risks inherent in investing in a Delaware Series LLC. Some SPVs in which we invest may impose restrictions on when investors may withdraw their investment or limit the amounts investors may withdraw. To the extent we seek to reduce or sell out our investment at a time or in an amount that is prohibited, we may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that we may not have otherwise sold. Additionally, SPVs are not publicly traded and therefore may not be as liquid as other types of investments. Further, the fair value of investments in SPVs may differ from the value of the underlying securities were we to hold such securities directly. Finally, as investors in an SPV, we own interests in the SPV and have no ownership rights to the underlying securities. These characteristics present additional risks for stockholders. Individual SPVs that we invest in may have different terms and structures, which may present unique risks and result in different fee levels.

Market Disruption and Geopolitical Risk - The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of Fund Investments.

(i)    Restricted securities

Restricted securities are securities of privately-held companies that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2024

from registration. Such restricted securities may be determined to be liquid under criteria established by the Adviser. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Adviser. As of December 31, 2024, there is no expected date for such restrictions to be removed for the Fund’s restricted securities.

Additional information on each restricted investment held by the Fund on December 31, 2024 is as follows:

Investments	Initial Acquisition Date	Cost	Fair Value	% of Total Net Assets
Automation Anywhere, Inc.	12/30/2021	$2,609,219	$409,760	0.58%
Axiom Space, Inc. Series C Preferred Stock	12/22/2021	3,179,754	3,227,550	4.61%
Axiom Space, Inc. Series C-1 Preferred Stock	1/18/2023	1,499,929	1,331,850	1.90%
Boom Technology, Inc.	2/18/2022	2,000,000	950,000	1.36%
Celadon Technology Fund VIII, LLC - Series B (economic exposure to Space Exploration Technologies Corp., Common Stock)	6/9/2022	618,618	1,831,830	2.62%
CElegans Labs, Inc.	11/23/2021	2,999,977	1,251,500	1.78%
Chime Financial Inc. - Series A Preferred Stock	12/30/2021	5,150,748	1,525,530	2.18%
ClassDojo, Inc.	11/19/2021	3,000,018	1,592,040	2.27%
Discord, Inc.	3/1/2022	724,942	244,438	0.35%
Discord, Inc. - Series G Preferred Stock	3/1/2022	889,055	299,773	0.43%
DXYZ OAI I LLC (economic exposure to OpenAI Global LLC, Profit Participation Units)	12/18/2023	2,010,008	3,089,900	4.41%
DXYZ SpaceX I LLC (economic exposure to Space Exploration Technologies Corp., 99% Class A Common Stock and 1% Series J Preferred Stock)	6/27/2022	10,009,990	27,202,676	38.83%
Flexport, Inc.	3/29/2022	520,000	72,800	0.10%
Fund FG-RTA, a series of Forge Investments LLC (economic exposure to Stripe, Inc., Common Stock)	1/10/2022	3,478,813	1,711,736	2.44%
Fund FG-TQY, a series of Forge Investments LLC (economic exposure to Plaid, Inc., Common Stock)	2/15/2022	1,110,340	308,000	0.44%
G Squared Special Situations Fund, LLC - Series H-1 (invested in Brex, Inc., Common Stock)	3/2/2022	4,130,298	1,324,477	1.89%
Impossible Foods - Series A Preferred Stock	6/17/2022	1,272,986	146,640	0.20%
Jeeves, Inc. - Series C Preferred Stock	4/5/2022	749,997	449,290	0.63%
Khosla Ventures IFSPV II, LLC (invested in Impossible Foods, Inc., Series H Preferred Stock)	11/4/2021	2,098,940	233,444	0.33%
Klarna Bank AB	3/16/2022	4,657,660	1,421,112	2.03%
MWAM VC SpaceX-II, LLC (economic exposure to Space Exploration Technologies Corp., 55% Class A Common Stock and 45% Class C Common Stock)	6/8/2022	3,419,945	8,094,402	11.56%
MWLSV Epic Games-II, LLC (invested in Epic Games, Inc., Common Stock)	12/31/2021	6,998,590	2,244,445	3.20%
MW LSV Relativity Space, LLC (invested in Relativity Space, Inc., Common Stock)	12/28/2021	1,659,996	973,652	1.39%
Public Holdings, Inc.	7/22/2021	999,990	260,553	0.37%
Revolut Group Holdings Ltd.	12/8/2021	5,275,185	6,645,280	9.49%
Rhenium Bolt 2021, LLC	3/8/2022	1,916,383	—	0.00%
SuperHuman Labs, Inc.	6/25/2021	2,999,996	722,033	1.03%
Total Investments		$75,981,377	$67,564,711	96.42%

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2024

(3)    Fair Value Measurements

The Fund’s Fair Valuation Procedures incorporate the principles found in Rule 2a-5 of the 1940 Act in conjunction with Topic 820 (“ASC 820”) of the Financial Accounting Standards Board (“FASB”). Rule 2a-5 was created to address valuation practices with respect to the investments of a registered investment company and the oversight role performed by the Board in the valuation process. The Board has appointed the Adviser to serve as the Valuation Designee to perform fair value determinations.

ASC 820 was created to establish a framework for measuring fair value through the use of certain methods and inputs and shall be used by the Adviser in combination with the directives of Rule 2a-5 of the 1940 Act. ASC 820 defines fair value as the price of an asset that one would observe in an orderly purchase and sale transaction between market participants at a specific point in time. Data inputs used to perform a valuation are categorized as follows:

Readily Available (Level I) – Investments that trade frequently, for which pricing quotations in active markets are easily accessible.

Limited Availability (Level II) – Investments lacking easily recognizable market data, but where certain other observable data points exist such as market quotes for similar investments, and other observable market conditions such as interest rates, yield curves, default rates, etc.

Unavailable (Level III) – Investments where there is virtually no market data available, with no observable market data points or inputs. Fair value may be derived from professional judgments and assumptions in the form of an analysis that considers relevant factors and criteria determined in good faith, using a methodology such as liquidation basis, present value of cash flows, income approach, etc. or an independent third-party appraisal, should the committee feel the need to engage one.

Investments in publicly traded securities are generally carried at the closing price on the last trading day of the reporting period, while private investments are carried at fair value, estimated using applicable methodologies or are valued at their NAV as a practical expedient. In instances where a public or private real estate market transaction is not sufficiently similar to the investment being valued, alternative valuation methodologies shall be utilized. The determined fair value may be discounted even further on account of factors including but not limited to capital and risk structure, restrictions on resale, and ownership structure.

The Fund is registered under the 1940 Act. The Fund’s investments will be fair valued on a quarterly basis and the Fund will calculate its NAV as of the close of each business quarter. Fluctuations in an investment’s fair value may be caused by volatility in economic conditions, among other factors. Such fluctuations in the fair value are classified as unrealized gains or losses in the Fund’s statement of operations. Upon the disposition of an investment, the corresponding gain or loss is classified as realized and will also be noted in the statement of operations.

Certain private fund investments are reported on the Fund’s schedule of investments as being measured at fair value using the Fund’s pro rata NAV (or its equivalent) without further adjustment, as a practical expedient of fair value, and therefore these investments are excluded from the fair value hierarchy. Generally, the fair value of the Fund’s investment in a private investment represents the amount that the Fund could reasonably expect to receive from the investment if the Fund’s investment is liquidated at the measurement date based on NAV.

Investments in private financial instruments or securities for which no readily available pricing is available may be valued by an independent reputable third-party service provider on a quarterly basis or as needed. This includes securities for which the use of NAV as a practical expedient is permitted under U.S. GAAP because their value is not based on unadjusted quoted prices. In conjunction with input from the independent third-party valuation agent, the Adviser, as the Valuation Designee, shall value each Level III Investment on a quarterly basis.

The methods commonly used to develop indications of value for an asset are the Income, Market, and Cost Approaches. Each valuation technique is detailed in ASC 820.

The Income Approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes- Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2024

The Market Approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). For example, valuation techniques consistent with the market approach often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering factors specific to the measurement (qualitative and quantitative).

The Cost Approach is based on the amount that currently would be required to replace the service capacity of an asset (often referred to as current replacement cost). From the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence. Obsolescence encompasses physical deterioration, functional (technological) obsolescence, and economic (external) obsolescence and is broader than depreciation for financial reporting purposes (an allocation of historical cost) or tax purposes (based on specified service lives).

At various times, the Fund invests in SPVs and similar structures to gain exposure to securities of a single private issuer. The SPVs may hold forward contracts that represent the right to acquire common shares, common stock, preferred stock, profit participation units, an underlying SPV, or other investments. A third-party valuation agent will be engaged to determine fair market value of the SPVs taking the following into account: SPV financial statements, observed market indications, carry, fees, parity of SPV shares to underlying investment shares, forward contract credit risk, value of underlying investment(s) held by SPVs, and other relevant factors. The SPVs may incur a tax liability associated with distributions made by underlying portfolio investments. If an SPV charges management fees, those fees will be taken into consideration on the impact of the fair value of the SPV.

SPV Investments are categorized as Level 3 in the fair value hierarchy. The investments in an SPV that have yet to purchase the underlying securities are held at cost and are categorized as Level 3 in the fair value hierarchy. The Fund follows the guidance in GAAP that allows, as a practical expedient, the Fund to value such investments at their reported NAV per share (or if not unitized, at an equivalent percentage of the capital of the investee entity). Such SPVs may provide an updated NAV or its equivalent on a quarterly basis. The Fund’s Fair Valuation Committee meets frequently to discuss the fair valuation methodology and will adjust the value of a security if there is a public update to such valuation.

The following table summarizes the levels within the fair value hierarchy for the Fund’s assets measured at fair value as of December 31, 2024:

Assets

Investment	Level 1	Level 2	Level 3	Total
Common Stocks	$1,829,977	$—	$12,619,516	$14,449,493
Convertible Notes	—	—	950,000	950,000
Preferred Stocks	—	—	6,980,633	6,980,633
Special Purpose Vehicles (a)	—	—	47,014,562	47,014,562
Money Market	1,510,377	—	—	1,510,377
Total	$3,340,354	$—	$67,564,711	$70,905,065

(a)

Certain SPVs hold forward contracts. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. See Schedule of Investments.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2024

The changes in fair value of investments and liabilities for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Assets

Investment	Balance as of December 31, 2023 (a)	Purchase of Investments	Proceeds from Sale of Investments(c)	Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation (Depreciation) on Investments	Transfers out of Level 3	Balance as of December 31, 2024
Common Stocks	$9,013,011	$—	$—	$—	$3,606,505	$—	$12,619,516
Convertible Notes	2,450,000	—	—	—	(1,500,000)	—	950,000
Preferred Stocks	7,504,643	—	—	—	(524,010)	—	6,980,633
Special Purpose Vehicles (b)	28,219,957	—	(83,637)	—	18,878,242	—	47,014,562
Total	$47,187,611	$—	$(83,637)	$—	$20,460,737	$—	$67,564,711

(a)	Prior period presentation was updated to conform with current period presentation of SPVs.

(b)

Certain SPVs hold forward contracts. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. See Schedule of Investments.

(c)	Includes return of capital distributions.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of December 31, 2024:

Level 3 Investments	Fair Value as of December 31, 2024	Valuation Technique	Unobservable Input	Ranges of Inputs/ (Average)
Assets
Common Stocks	$12,619,516	Market Approach	Adjusted Recent Transaction Price	$ 15.00
		Market Approach	Average of Broker Quotes	$ 2.10-$3.50/($2.80)
		Market Approach	Model Derived Price	$ 6.55
		Market Approach	Recent Transaction Prices	$ 4.69-$13.76
		Market Approach	Volume Weighted Average Transaction Prices	$ 3.50-$4.85/($4.61)
		Market Approach	Volume Weighted Average Transaction and Index Prices	$370.00-$865.42/($643.79)
			Volume Weighted Average Broker and Index Prices	$225.00-$230.00/($229.82)
Convertible Notes	$950,000
		Market Approach	Time to liquidity	5 years
			Equity volatility	60%
			Discount rate for net present value	20%
			Scenario probabilities: Equity conversion scenario	70%
			Payoff upon M&A/Change Control/Redemption scenario	30%

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2024

Level 3 Investments	Fair Value as of December 31, 2024	Valuation Technique	Unobservable Input	Ranges of Inputs/ (Average)
Preferred Stocks	$6,980,633
		Market Approach	Recent Transaction Price	$ 2.54-$150.00/N/A
		Market Approach	Volume Weighted Average Broker and Index Prices	$225.00-$230.00/($229.82)
		Market Approach	Volume Weighted Average Transaction Prices	$ 2.60-$3.00/($2.82)
		Market Approach	Volume Weighted Average Transaction and Index Prices	$ 24.27-$26.00/($25.32)
Special Purpose Vehicles (a)	$47,014,562
		Market Approach	Average of Broker Quotes	$250.00-$300.00/($275.00)
		Market Approach	Indicative Broker Quote	$ 200.00
		Market Approach	Recent Transaction Price	$ 15.25
		Market Approach	Volume Weighted Average Broker Quotes and Index Prices	$ 25.31-$255.00/(119.71)
		Market Approach	Volume Weighted Average Transaction Prices	$ 2.60-$3.00/($2.82)
		Market Approach	Volume Weighted Average Transaction and Index Prices	$10.00-$500.00/($233.76)
Total	$67,564,711

(a)

Certain SPVs hold forward contracts. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. See Schedule of Investments.

(4)    Capital Transactions

On January 25, 2021, the Organizer purchased 2,500,000 shares of the Fund’s common stock, par value $0.00001, for $25,000.

In January 2021, the Fund commenced a private offering (the “Private Offering”) of Simple Agreements for Future Equity (“SAFEs”) pursuant to Rule 506(b) under the Securities Act of 1933, as amended, to a limited number of qualified purchasers, as such term is defined under Section 2(a)(51)(A) of the 1940 Act. A SAFE is an investment instrument similar to a convertible promissory note. The SAFE document is not a debt instrument, but rather appears on the Fund’s capitalization table like other convertible securities such as options. Unlike a convertible note, the SAFE does not have a maturity date and contains provisions for conversion into shares of the Fund’s common stock or redemption upon the occurrences set forth therein. Additionally, a SAFE does not accrue interest.

The purchasers of SAFEs are referred to as “SAFE Investors.” As additional consideration of a SAFE Investor’s purchase of the SAFE, each SAFE Investor was granted a warrant to purchase the number of shares of the Fund’s common stock equal to the purchase amount of the SAFE divided by $10.00 per share (or such amount per share established pursuant to any amendment to the terms of the SAFE) multiplied by either 40% for Tranche 1 or 30% for Tranche 2 and Tranche 3, rounded down to the nearest whole share (the “Warrant Shares”) at a purchase price of $11.50 per Warrant Share, subject to such adjustments as set forth in the terms of the SAFE (the “Warrant”).

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2024

Immediately prior to the SAFE Conversion (defined below), and in accordance with the terms of the SAFE agreement, the Fund performed a reverse stock split of shares of the common stock to ensure that a sufficient amount of shares of the common stock not owned by the Organizer would be outstanding after the SAFE Conversion.

On April 27, 2022, the Fund obtained approval from a majority of the SAFE holders to amend the SAFE Agreement to provide for a mandatory conversion of the SAFEs to shares of our common stock at a conversion price of $10.00 per share (the “SAFE Conversion”). On May 11, 2022, each SAFE holder received from the Fund a number of shares of common stock equal to the total amount invested by such investor in the private offering divided by $10.00. Following the SAFE Conversion and the reverse stock split, the Fund has 10,879,905 shares of common stock issued and outstanding.

The SAFE Investors who acquired shares of the common stock in connection with the SAFE Conversion (the “Lock-Up Shares”) are subject to limitations on their ability to offer, sell or otherwise dispose of the Lock-Up Shares during the “Lock-Up Period”. Immediately following the date the shares are listed for trading on the NYSE, 25% of the Lock-Up Shares will be freely transferable and not subject to the lock-up provisions as defined in the Fund’s Registration Statement. The Lock-Up Period for the remaining Lock-Up Shares is:

●	with respect to the first 33.33% of the remaining Lock-Up Shares, 60 days after the date our shares are listed for trading on the NYSE,

●	with respect to an additional 33.33% of the remaining Lock-Up Shares, 120 days after the date our shares are listed for trading on the NYSE, and

●	with respect to the last 33.33% of the remaining Lock-Up Shares, 180 days after the date our shares are listed for trading on the NYSE.

Warrants

As additional consideration in connection with the Private Offering, the Fund issued to investors warrants (the “Warrants”) to purchase additional shares of the Fund’s common stock at a purchase price of $11.50 per Warrant, subject to certain adjustments set forth in the SAFE Agreement entered into between the Fund and purchasers of SAFEs. Pursuant to the terms of the Warrant Agreement, the Warrants had an expiration date of January 1, 2026.

The Fund evaluated the Warrants pursuant to ASC 480 to determine whether they represent an obligation requiring the Fund to classify the instruments as a liability. Management determined the Warrants did not meet the criteria to be classified as liabilities under ASC 480 and next evaluated them under ASC 815.

Management then determined the Warrants did not meet the definition of a derivative. It was thus determined to next evaluate them under the guidance in ASC 815-40-15-5 through 15-8 to determine whether they meet the criteria to be considered indexed to the Fund’s own stock. Management determined the Warrants did not meet the criteria to be considered indexed to the Fund’s own stock and were treated as a liability classified pursuant to ASC 815-40-15-7D.

It was determined that the Warrants expired 120 days following the Fund’s registration as an investment company on May 13, 2022, pursuant to Section 18 of the 1940 Act.

(5)    Related Party Transactions

(a)    Management Fee

On April 29, 2022, the Fund and the Adviser entered into an investment advisory agreement (the “Advisory Agreement”), whereby the Adviser receives a base management fee in the amount of 2.00% per annum (the “Base Management Fee”) on the first business day of each month prior to a public listing of the Fund’s shares of common stock. The Base Management Fee was calculated based on the average value of the Fund’s invested capital. The term “invested capital” refers to the amount of capital contributed by investors in the private offering of SAFEs. Under the Advisory Agreement, upon the listing of the Fund’s shares of common stock on a national securities exchange, the Adviser will receive a Base Management Fee, payable quarterly in arrears, in an amount equal to 0.625% per quarter (2.50% annualized) of the average value of

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2024

the Fund’s gross assets, at the end of the two most recently completed calendar quarters. For purposes of the Advisory Agreement, the term “gross assets” includes assets purchased with borrowed amounts. The Fund’s shares began trading on the NYSE on March 26, 2024; the Base Management Fee was calculated with this methodology from that day forward.

Prior to the execution of the Advisory Agreement, the Fund and the Adviser operated under a separate investment advisory agreement whereby the Adviser received management fees in the amount of 2.00 percent per annum on a monthly basis. Management fees under the prior investment advisory agreement were calculated based on (x) the aggregate amount of the SAFEs purchased by SAFE investors multiplied by (y) the management fee divided by (z) twelve.

As of March 12, 2025, the Adviser implemented a voluntary deferral of the payment of management fees. The Fund shall not be required to pay any accrued Management Fees (as such term is defined in the Investment Advisory Agreement) to the Adviser unless the Fund has cash, cash equivalents or other liquid securities in an amount equal to or greater than $5.5 million.

The Fund invests in SPVs that charge management fees in connection with the Fund’s investment.

SPV Name	Ongoing Management Fees(a)	Carried Interest/ Incentive Fees(b)
G Squared Special Situations Fund, LLC - Series H-1 (invested in Brex, Inc., Common Stock)	0%	0%
MWLSV Epic Games-II, LLC (invested in Epic Games, Inc., Common Stock)	0%	0%
DXYZ OAI I LLC (economic exposure to OpenAI Global LLC, Profit Participation Units)	0%	0%
Fund FG-TQY, a series of Forge Investments LLC (economic exposure to Plaid, Inc., Common Stock)	0%	0%
MW LSV Relativity Space, LLC (invested in Relativity Space, Inc., Common Stock)	0%	0%
Celadon Technology Fund VIII, LLC - Series B (economic exposure to Space Exploration Technologies Corp., Common Stock)	0%	0%
DXYZ SpaceX I LLC (economic exposure to Space Exploration Technologies Corp., 99% Class A Common Stock and 1% Series J Preferred Stock)	0%	0%
Fund FG-RTA, a series of Forge Investments LLC (economic exposure to Stripe, Inc., Common Stock)	0%	0%
Rhenium Bolt 2021, LLC	0%	0%
MWAM VC SpaceX-II, LLC (economic exposure to Space Exploration Technologies Corp., 55% Class A Common Stock and 45% Class C Common Stock)	0%	10%
Khosla Ventures IFSPV II, LLC (invested in Impossible Foods, Inc., Series H Preferred Stock)	0%	20%

(a)	The effect of management and/or other fees have been considered in the fair value of the SPVs. Any upfront broker or management fees are included in the cost of purchase.

(b)	The effect of future carried interest has been considered in the market value of the SPVs.

(b)    Administrator

U.S. Bancorp Fund Services, LLC, d/b/a US Bank Global Fund Services (the “Administrator”), serves as administrator to the Fund. Under the Fund Administration Servicing Agreement and the Fund Accounting Servicing Agreement by and among the Fund, the Adviser and the Administrator, the Administrator maintains the Fund’s general ledger and is responsible for calculating the net asset value of the Shares, and generally managing the administrative affairs of the Fund. Under the Fund Administration Servicing Agreement, the Administrator is paid an administrative fee, computed and payable monthly at an annual rate based on the aggregate monthly total assets of the Fund. For the year ended December 31, 2024 the Fund paid $123,801 in administration fees.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2024

(c)    Service Providers

U.S. Bancorp Fund Services, LLC, d/b/a US Bank Global Fund Services (“USBGFS”) serves as the Fund’s dividend paying agent, transfer agent and registrar. Under a transfer agency services agreement, USBFS is paid an administrative fee, computed and payable monthly at an annual rate based on the transactions processed. For the year ended December 31, 2024 the Fund paid $19,227 in transfer agent fees.

U.S. Bank National Association (“USB N.A.”) serves as the custodian to the Fund. Under a custody agreement, USB N.A. is paid a custody fee monthly based on the average daily market value of any securities and cash held in the portfolio. For the year ended December 31, 2024 the Fund paid $6,549 in custody fees.

Employees of PINE Advisors LLC (“PINE”) serve as officers of the Fund. PINE receives a monthly fee for the services provided to the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses incurred on the Fund’s behalf. For the year ended December 31, 2024 the Fund paid $135,744 in chief compliance and principal financial officer fees.

(d)    Affiliated Partners

The Organizer has made payments of the Fund’s expenses, and the Fund intends to reimburse the Organizer for these expenses. As of December 31, 2024, the reimbursable balance due to the Organizer is $59,852 as reported on the Statement of Assets and Liabilities.

As of December 31, 2024, the parent of the Adviser, an Affiliate of the Fund, owned 9.95% of the Fund’s shares.

(6)    Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund may be required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments. As of December 31, 2024, the Fund did not have any unfunded commitments and did not provide any financial support.

The Fund is not currently subject to any material legal proceedings, and to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

(7)    Investment Transactions

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended December 31, 2024, amounted to $0 and $0 respectively.

(8)    Tax

The Fund has selected a tax year end of December 31. The Fund has elected to qualify as a RIC for U.S. federal income tax purposes, although the Fund has identified a potential non-compliance issue with the 25% diversification test that is in the process of being remediated (see note 2). As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year. As of December 31, 2024, the Fund continues to qualify as a regulated investment company.

To avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2024

The tax character of dividends paid to shareholders during the tax years ended in 2024 and 2023, as noted below, was as follows:

	2024	2023
Ordinary Income	$—	$—
Total Distributions Paid	$—	$—

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Permanent items identified during the year ended December 31, 2024 have been reclassified among the components of net assets based on their tax basis treatment as follows:

ADDITIONAL PAID IN CAPITAL	ACCUMULATED DEFICIT
($3,841,997)	$3,841,997

In general, we make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include conversion-related items, differences in the book and tax basis of certain assets and liabilities, amortization of start- up costs, expense payments, nondeductible federal excise taxes and net operating losses, among other items.

The following information is provided on a tax basis as of December 31, 2024:

Cost of investments	$81,703,479
Unrealized appreciation	31,959,434
Unrealized depreciation	(38,584,226)
Net unrealized appreciation/(depreciation)	(6,624,792)
Undistributed ordinary income	—
Undistributed long term gains	—
Distributable earnings	—
Accumulated gain/(loss)	(5,556,623)
Total accumulated gain/(loss)	$(12,181,415)

As of December 31, 2022, the Company had a net operating loss carryforward for federal income tax purposes of $3,588,375. This net operating loss may be carried forward indefinitely but would not be useable to offset income in taxable years in which the Company qualifies as a RIC. This net operating loss may also be subject to Section 382 limitations.

Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. For the tax year ended December 31, 2024 and December 31, 2023, we had capital loss carryforwards of $1,916,375 and $0, respectively, available for use in later tax years. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, some of the Company’s capital loss carryforwards may become permanently unavailable due to limitations by the Code. The Fund has $0 of short-term capital loss carryforwards and $1,916,375 of long term capital loss carryforwards, both of which have unlimited expiration.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. Tax years ended December 31, 2020 through December 31, 2023 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. If the Fund does not qualify for the de minimis exception within the applicable period (i.e. September 30, 2025), and cannot obtain relief under the reasonable cause exception, it would be taxed as a corporation. The financial impact of this classification cannot currently be estimated, as it would depend on available net operating loss carryovers and unrealized gains or losses at that date.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2024

(9)    Recent Accounting Standards

From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by the Fund as of the specified effective date.

In June 2022, the FASB issued ASU No. 2022-03 “Fair Value Measurements (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions.” This change prohibits entities from taking into account contractual restrictions on the sale of equity securities when estimating fair value and introduces required disclosures for such transactions. The standard is effective for annual periods beginning after December 15, 2023. Adoption of the ASU did not have a material impact on the financial statements.

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Adviser acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statement of operations.

(10) Going Concern Considerations

The financial statements of the Fund have been prepared assuming the Fund will continue as a going concern. However, as of December 31, 2024, certain conditions give rise to indicators of substantial doubt about the Fund’s ability to continue as a going concern. The Fund requires additional capital to meet its ongoing obligations, maintain its investment strategy, and support operational expenses. At December 31, 2024, the Fund had $3.0 million in Level 1 liquid assets and working capital of $2.0 million. The Fund’s current estimated liquidity shortfall over the next 12 months is approximately $4.7 million prior to deferral of the management fee (see Note 5). After deferral of the management fee, the estimated projected liquidity surplus over the next 12 months from issuance of these financial statements is approximately $40 thousand.

Management’s Plans and Mitigation Efforts

To address these conditions, the Fund’s management has adopted a plan to be implemented immediately.

The Fund has filed a shelf registration with the SEC to allow an additional $1,000,000,000 of shares to be issued. The Adviser believes upon the shelf registration becoming effective, one or more offerings from the shelf can be implemented in a timely manner which will allow the Fund to raise substantial capital and alleviate any doubt for the Fund to continue as a going concern. In the event the approval of the shelf registration is delayed or is not approved, the Adviser plans to dispose of illiquid investments held in the Fund's portfolio. Given management's plans and mitigation efforts, the indicators of substantial doubt are alleviated. The financial statements do not include any adjustments that might result from the Fund's inability to continue as a going concern.

(11)    Subsequent Events

Management has evaluated subsequent events for potential recognition and/or disclosure through the date of issuance of these financial statements.

Destiny Tech100 Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Destiny Tech100 Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Destiny Tech100 Inc. (the “Fund”) including the schedule of investments as of December 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”), and the financial highlights for each of the three years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the custodian, fund managers and portfolio companies or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

Marcum LLP

We have served as the Fund’s auditor since 2022.

San Francisco, CA
March 25, 2025

Destiny Tech100 Inc.

Additional Information (Unaudited)

Advisory Agreement

At a meeting of the Board of Directors (the “Board”) of the Fund held on April 4, 2024, the Board, including a majority of the Directors who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Fund or the Adviser, considered and approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and the Adviser.

The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The Board’s conclusions were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director might have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent, and Quality of Services. The Board considered that the Adviser was formed in 2020 to provide portfolio management services on behalf of the Fund. The Board reviewed the qualifications of the key personnel servicing the Fund and expressed satisfaction with the advisory personnel’s expertise and industry connections. The Board considered the unique strategy of the Fund and the specialized knowledge required to implement such a strategy. The Board reviewed the Adviser’s compliance structure and program, highlighting that the Adviser engaged a third-party advisory firm to provide chief compliance officer services to the Adviser. The Board discussed the Adviser’s risk management strategies with respect to the Fund. The Board noted that the Adviser had not undergone any regulatory exams since its inception. The Board discussed the ongoing litigation involving a former officer of the Adviser, and acknowledged the Adviser’s position that the litigation would not impact the Adviser’s ability to provide quality services to the Fund. The Board considered the Adviser’s financial position and its insurance coverage. After discussion, the Board concluded that the Adviser had sufficient quality and depth of personnel, resources, and compliance policies and procedures essential to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services that it would provide to the Fund would be satisfactory.

Performance. The Board considered the Fund’s performance (based on net asset value) for the one year and since inception periods. The Board noted that the Fund’s performance was negative for both periods, however, the Fund did outperform its peer group average since inception. The Board considered the timeline of the Fund noting that it had operated as a private fund since inception, and only recently became publicly registered and listed. The Board discussed the Fund’s recent listing and the market price fluctuations to date. The Board acknowledged that that Fund was expected to have a ramp-up period given the nature of its holdings (privately negotiated transactions in private companies). The Board further acknowledged the Adviser’s position that market forces in the technology industry as a whole have resulted in lower fair valuations for some of the Fund’s holdings.

Fees and Expenses. The Board discussed the Adviser’s management fee of 2.50% and the Fund’s net expense ratio of 4.98%. The Board acknowledged that the management fee and expense ratio were higher than the peer group average but were within the peer group range. The Board considered that the Fund was newly formed and has less assets under management than many of its peers and has not been able to take advantage of certain economies of scale. The Board discussed the Fund’s recent listing process, noting the high expenses associated therewith. The Board considered the experience and industry knowledge required to manage the Fund. After further discussion, the Board concluded that the fees to be paid to the Adviser were not unreasonable.

Economies of Scale. The Board considered that the Fund was not yet able to benefit from economies of scale, but would benefit from economies of scale as it continued to grow. In addition, many of the Fund’s operating expenses, such as administration fees, transfer agency expenses, and audit fees, would increase as the Fund’s assets under management increased. The Board agreed to revisit the topic at a later date.

Profitability. The Board considered that the Adviser profited modestly from its relationship with the Fund. The Board reviewed the Adviser’s revenues and expenses related to the Fund, noting the expertise and knowledge required in order to manage the Fund. The Board further considered that the Fund’s fees were within the range of its peers. After further discussion, the Board concluded that the Adviser’s profits were not excessive in light of the services the Adviser provides to the Fund.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, the Board determined that approval of the Advisory Agreement was in the best interests of the Fund and its stockholders.

Destiny Tech100 Inc.

Additional Information (Unaudited) (continued)

Proxy Voting Policies and Procedures and Proxy Voting Record

If applicable, a copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s investments; and (2) how the Fund voted proxies relating to Fund investments during the most recent period ended June 30, is available without charge, on the Securities and Exchange Commission’s website at http:// www.sec.gov.

Quarterly Portfolio Schedule

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-PORT. The Fund’s Form N-PORT filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Results of Annual Meeting of Stockholders

The 2024 Annual Meeting of the stockholders of Fund was held on November 22, 2024 (the “Annual Meeting”). The Annual Meeting was held for the following purposes:

1.	To elect the following directors of the Fund:[1]
a.	Ms. Lisa Nelson as Class III member of the board of directors of the Fund (the “Board”) to serve until the 2025 annual meeting of stockholders and until her successor is duly elected and qualified;
b.	Mr. Lee Daley as a Class II member of the Board to serve until the 2027 annual meeting of stockholders and until his successor is duly elected and qualified; and

2.	To consider and vote upon the ratification of the selection of Marcum LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

3.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

As of August 9, 2024, the record date for the Annual Meeting, there were 10,879,905 shares of common stock of the Fund issued and outstanding. A total of 5,055,020 shares of common stock were present in person or by proxy at the Annual Meeting. The results of the vote at the Annual Meeting with respect to each proposal were as follows:

Proposal	For	Against	Withheld	Abstain
Election of Lisa Nelson as Class III Director	4,952,598	N/A	102,416	N/A
Election of Lee Daley as Class II Director	4,942,336	N/A	112,678	N/A
Ratification of Marcum LLP as Independent Registered Public Accounting Firm for the Fund	4,853,966	153,148	N/A	47,906

[1]	The following directors were not elected at the Annual Meeting and have terms of office that continue after the Annual Meeting: Sohail Prasad, Class III Director with a term expiring at the 2025 annual meeting of stockholders; and Travis Mason, Class I Director with a term expiring at the 2026 annual meeting of stockholders.

NOTICE OF PRIVACY POLICY AND PRACTICES

FACTS	WHAT DOES DESTINY TECH100 INC. DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Name, Address, Social Security number

● Proprietary information regarding your beneficiaries

● Information regarding your earned wages and other sources of income

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Destiny Tech100 Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates to support everyday business functions – information about your transactions supported by law	Yes	No
For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call us at: (415) 639-9966

Who are we
Who is providing this notice?	Destiny Tech100 Inc.
What we do
How does Destiny Tech100 Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Why does Destiny Tech100 Inc. collect my personal information?

We collect your personal information, for example

● To know investors’ identities and thereby prevent unauthorized access to confidential information;

● Design and improve the products and services we offer to investors;

● Comply with the laws and regulations that govern us.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Destiny Tech100 Inc. has affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Destiny Tech100 Inc. does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Destiny Tech100 Inc. doesn’t jointly market.

Destiny Tech100 Inc.

Directors and Officers (Unaudited)
December 31, 2024

The business and affairs of the Fund are managed under the direction of the Board. The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its investment adviser, administrator, custodian and transfer agent.

The name, age and principal occupations for the past five years of the Directors and officers of the Fund are listed below, along with the number of portfolios in the fund complex overseen by and the other directorships held by each Director. The business address for each Director and officer of the Fund is c/o Destiny Tech100 Inc., 1401 Lavaca Street, #144, Austin, Texas 78701. The Fund’s statement of additional information includes additional information about the Fund’s Directors and officers and is available without charge, upon request, by calling (415) 639-9966 or by visiting https://destiny.xyz/tech100.

Name and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors
Sohail Prasad, 31	Director and Chief Executive Officer	Director since November 2020; Term expires 2025	Founder, Chairman of the Board, and Chief Executive Officer, Destiny XYZ Inc. (2020 – present); Chief Executive Officer, Destiny Advisors LLC (2020 – present); Founder, President, Chief Executive Officer, Forge (2014 – 2020); Founding Partner, S2 Capital (2012 – 2021)	1	None
Independent Directors
Lee Daley, 62	Director	Director since March 2024; Term expires 2026	Co-Founder & Chairman, G3NiU7 Inc (2018 - present); Co-Founder & CSO, Gorilla Tech (2024 - present); Founder, Daley Strategic Advisory (2011 - present)	1	Board Advisor & CMO, Free Land Solar (2023-present)
Travis Mason, 39	Director	Director since April 2022; Term expires 2026	Chief Policy & Regulatory Officer, Merlin (2022 - present); Operating Partner, 776 Fund Management (2021 - 2022); Fellow, Massachusetts Institute of Technology (2020 - 2021); Vice President, Certification and Regulation, Airbus (2017 - 2020)	1	Director, Omnitron Sensors (2025-present)
Lisa Nelson, 49	Director	Director since August 2023; Term expires 2025	Director, Astra Space (2021-2024); Director, Seattle Bank, Inc. (2021 - present); Managing Director, Microsoft (2005 - 2019); Advisor, Brooks Running (2021 - present); Advisor, Flying Fish (2020 - present); Advisor, Movac (2020 - present), Director Spark (2024 - present)	1	Director, Seattle Bank, Inc. (2021- present); Director, Spark (NZX and ASX: SPK) (2024-present)

Destiny Tech100 Inc.

Directors and Officers (Unaudited)
December 31, 2024 (Continued)

Name and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Executive Officers
Ethan Silver, 48	Chief Operating Officer	Chief Operating Officer since May 2021	Partner, Lowenstein Sandler LLP (2016 – present)	N/A	N/A
Peter Sattelmair, 47	Principal Financial Officer	Principal Financial Officer since April 2022	Director, PINE Advisor Solutions (2021 – present); Director of Fund Operations and Assistant Treasurer, Transamerica Asset Management (2015 – 2021)	N/A	N/A
Cory Gossard, 52	Chief Compliance Officer	Chief Compliance Officer since April 2022	Managing Director, PINE Advisor Solutions (2021 – present); Chief Compliance Officer, SS&C ALPS	N/A	N/A

(1)	The address for each Director and officer is c/o Destiny Tech100 Inc., 1401 Lavaca Street, #144, Austin, Texas 78701.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without charge and upon request by calling (415) 639-9966 or by visiting https://destiny.xyz/tech100.

Investment Adviser

Destiny Advisors, LLC
Austin, TX

Legal Counsel

Eversheds Sutherland
Washington, DC

Independent Registered Public Accounting Firm

Marcum LLP
San Francisco, CA

Administrator, Accounting Agent, and Transfer Agent

U.S. Bancorp Fund Services, LLC
Milwaukee, WI

Custodian

U.S. Bank, N.A.
Cincinnati, OH

Board of Directors

Lee Daley
Travis Mason
Lisa Nelson
Sohail Prasad

Director and Chief Executive Officer

Sohail Prasad

Chief Operating Officer

Ethan Silver

Principal Financial Officer and Treasurer

Peter Sattelmair

Chief Compliance Officer

Cory Gossard

D/XYZ IS REDEFINING THE VENTURE INVESTMENT ECOSYSTEM SO IT SERVES EVERYONE, GIVING GROWTH BACK TO EVERYDAY INVESTORS BY PROVIDING PUBLIC ACCESS TO THE PRIVATE MARKET.

D/XYZ
DESTINY TECH100 1401 LAVACA STREET, #144 AUSTIN, TX 78701

DESTINY.XYZ

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer, principal financial officer, and principal accounting officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Lisa Nelson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2024*	FYE 12/31/2023
( a ) Audit Fees	$412,000	$320,000
( b ) Audit-Related Fees	$62,265	$45,000
( c ) Tax Fees	$11,000	$11,000
( d ) All Other Fees	$0	$0

*	Fees are estimated for 2024.

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by CBIZ Inc., formerly Marcum LLP, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2024	FYE 12/31/2023
Audit-Related Fees	100%	100%
Tax Fees	100%	100%
All Other Fees	0%	0%

(f) Not Applicable.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2024*	FYE 12/31/2023
Registrant	$20,000	$20,000
Registrant’s Investment Adviser	None	None

*	Fees are estimated for 2024.

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Lisa Nelson, Travis Mason and Lee Daley.

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Policy and Procedures

Destiny Tech100 Inc. (the “Fund”) has adopted the following Proxy Voting Policy and Procedures (the “Fund’s Policy”), as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of the Fund’s shareholders.

Shareholders of the Fund expect the Fund to vote proxies received from issuers whose voting securities are held by the Fund. The Fund exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Fund and its shareholder’s investments. Destiny Advisors LLC (the “Adviser”) will seek to ensure that proxies are voted in the best interests of the Fund and its shareholders except where the Fund may be required by law to vote proxies in the same proportion as the vote of all other shareholders (i.e., “echo vote”).

1.	Delegation of Proxy Voting to the Adviser

The Adviser shall vote all proxies relating to securities held by the Fund and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures (“Proxy Policy”) adopted by the Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“1940 Act”).

2.	Disclosure of Proxy Voting Policy and Procedure in the Fund’s Statement of Additional Information (“SAI”) and Annual Report to Shareholders

The Fund shall include in annual report to shareholders on Form N-CSR, and in any SAI filed with the Securities and Exchange Commission (“SEC”) in connection with a registration statement on Form N-1A a summary of the Proxy Policy. In lieu of including a summary of policy, the Fund may include the policy in full.

3.	Material Conflicts of Interest

If (i) the Adviser knows that a vote presents a material conflict between the interests of: (a) shareholders of the Fund, and (b) the Adviser or any of affiliated persons; and (ii) the Adviser proposes to vote on the particular issue in the manner not prescribed by its Proxy Policy, then the Adviser will follow the material conflict of interest procedures set forth in the Adviser’s Proxy Policy when voting such proxies.

4.	Adviser and Fund CCO Responsibilities

The Fund has delegated proxy voting authority with respect to the Fund’s portfolio securities to the Adviser, as set forth above. Consistent with this delegation, the Adviser is responsible for the following:

●	Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the 1940 Act, reasonably designed to ensure that the Adviser votes portfolio securities in the best interest of shareholders of the Fund owning the portfolio securities voted.

●	Providing a summary of the material changes to a proxy policy during the period covered by the Adviser CCO’s annual compliance report to the Board to the Fund’s Chief Compliance Officer (“CCO”), and a redlined copy of such Proxy Policy as applicable.

●	The Adviser CCO shall review each applicable Proxy Policy at least annually to ensure compliance with Rule 206(4)-6 under the 1940 Act and appear reasonably designed to ensure that the Adviser votes portfolio securities in the best interest of shareholders of the Fund which owns the portfolio securities voted, as applicable.

5.	Review Responsibilities

The Adviser may retain a third-party proxy-voting service to coordinate, collect, and maintain all proxy-related information.

If the Adviser retains a third-party proxy-voting service, the Adviser will inquire with the Fund’s service provider, to confirm, at least annually, that any proxy votes for the Fund were voted in compliance with Proxy Policies. s

6.	Preparation and Filing of Proxy Voting Record on Form N-PX

The Fund will file its complete proxy voting record with the SEC on Form N-PX annually by August 31 of each year.

The Fund’s Administrator will be responsible for the oversight and completion of the filing of Form N-PX with the SEC. The Fund’s Administrator will file Form N-PX for each twelve-month period ended June 30, and the filing for each year will be made with the SEC on or before August 31 of that year.

7.	Recordkeeping

Documentation of all votes for the Fund will be maintained by the Adviser through a third-party proxy voting service.

Adopted: April 29, 2022

Updated: November 25, 2024

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Registrant’s Portfolio Manager as of December 31, 2024 is:

Sohail Prasad.

Mr. Prasad is the Registrant’s  Chairman of the Board and Chief Executive Officer and is Founder, Chairman, & Chief Executive Officer of Destiny XYZ Inc. Prior to founding Destiny, Mr. Prasad founded and served as CEO of Forge (NYSE:FRGE), a global private securities marketplace building trading, custody, and data infrastructure to meet the needs of high-growth unicorn companies, employees, and investors. In March 2022, Forge became the first dedicated trading platform for private shares to become a public company. As an eighteen-year-old, Mr. Prasad was among the youngest founders to go through Y Combinator, a start-up accelerator, and was later named a Thiel Fellow by the Thiel Foundation. Over the years, Mr. Prasad has advised and invested in over 200 startups, including as seed investor in notable startups such as Rippling, Rappi, Notion, Retool, Vise, Mercury, and Superhuman. Prior to founding Forge, Mr. Prasad held roles in product management at Zynga, as an early engineer at mobile advertising firm Chartboost, and various other roles at Google and the MIT Media Lab. Mr. Prasad attended Carnegie Mellon University where he studied Electrical & Computer Engineering before dropping out. Mr. Prasad has been the Registrant’s Portfolio Manager since the Registrant’s inception.

(a)(2) Other Accounts Managed by Portfolio Managers

The following table sets forth information about funds and accounts other than the Company for which the portfolio manager is primarily responsible for the day-to-day portfolio management as of December 31, 2024:

Name	Account Type	Other Accounts Managed		Other Accounts for which Advisory Fee is Based on Performance
		Number of Accounts	Total Assets	Number of Accounts	Total Assets
Sohail Prasad	Other Registered Investment Companies	-	-	-	-
	Other Pooled Investment Vehicles	-	-	-	-
	Other Accounts	-	-	-	-

(a)(3) Compensation of Portfolio Managers and Potential Conflicts of Interest. The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by the Adviser.

(a)(4) Dollar Range of Securities Owned as of December 31, 2024

The table below shows the dollar range of shares of our common stock beneficially owned by the portfolio manager as of December 31, 2024 stated as one of the following dollar ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name	Dollar Range of Equity Securities in Destiny Tech100 Inc.(1)
Sohail Prasad	Over $1,000,000

(1)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable.

(b) Not Applicable.

Item 19. Exhibits.

(a)	(1) Code of Ethics. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(5)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Destiny Tech100 Inc.

By (Signature and Title)*	/s/ Sohail Prasad
Sohail Prasad, Principal Executive Officer

Date	March 25, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sohail Prasad
Sohail Prasad, Principal Executive Officer

Date:	March 25, 2025

By (Signature and Title)*	/s/ Peter Sattelmair
Peter Sattelmair, Treasurer/Principal Financial Officer

Date:	March 25, 2025